UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2011 (June 27, 2011)

AMERICAN LIBERTY PETROLEUM CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-156077	98-0599151
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

4900 California Ave, Tower B-210
Bakersfield, CA 93309
 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:     (661) 377-2911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “ALP” and the “Company” means American Liberty Petroleum Corp., unless otherwise indicated.

Item 1.01.            Entry into a Material Definitive Agreement.

On May 11, 2010, the Company and Desert Discoveries, LLC, a Nevada limited liability company (“Desert Discoveries”), entered into an Option Agreement (as amended, the “Option Agreement”) under which Desert Discoveries granted the Company an option (the “Desert Discoveries Option”) to purchase Desert Discoveries’ interest in five oil and gas leases covering land in Nye, Esmeralda and Mineral Counties, Nevada (the “Leases”).  The Company’s right to exercise the Desert Discoveries Option was subject to the terms of the Option Agreement.  On February 11, 2011, the Company and Desert Discoveries amended the Option Agreement to add a working interest in a new lease (the “Cortez Lease”), in the same formations as the Leases, as part of the interests to be purchased under the Option Agreement. A complete description of the Desert Discoveries Option Agreement, as amended, and the payments made by the Company thereunder is contained in the Company’s Quarterly Report on Form 10Q filed with the Commission on June 20, 2011.

On June 27, 2011 (the “Closing Date”), the Company exercised the Desert Discoveries Option by paying the $100,000 purchase price to Desert Discoveries. On the Closing Date, Desert Discoveries assigned all of its right, title and interest in and to the Leases, and a 60% interest in the Cortez Lease, to the Company by filing lease assignments with the US Office of the Interior, Bureau of Land Management. The working interests and net revenue interests in the Leases and the Cortez Lease that were conveyed to the Company are set forth on Exhibit 1 to the Second Amendment to the Option Agreement, except that the net revenue interest in the Cortez lease is only 48%.

The Option Agreement provides for the Company to enter into two separate joint operator agreements with High Sierra Exploration, LLC (“High Sierra”) and Nancy Fagen (“Fagen”), respectively, for the development of the Leases. To date, the Company, High Sierra and Fagen have agreed on a form of joint operator agreement that the Company intends to execute with each of such parties to develop the Leases. Although the Company had anticipated that the joint operator agreements would be signed on the Closing Date, the agreements have not yet been signed. However, the Company anticipates that the joint operator agreements will be signed in the near future.

The Company’s purchase of the Leases and the Cortez Lease completes the previously disclosed shift in the Company’s business focus to that of an independent oil and gas company engaged in the acquisition, drilling and production of oil and natural gas properties and prospects.

Item 9.01             Exhibits.

10.1
Option Agreement dated May 11, 2010 by and between Oreon Rental Corporation and Desert Discoveries, LLC (Incorporated by reference to Exhibit 10.1 to Oreon Rental Corporation’s Current Report on Form 8-K filed on May 17, 2010, Commission file number 333-156077).

10.2	First Amendment to Option Agreement dated October 23, 2010 by and between the Company and Desert Discoveries, LLC (incorporated by reference to Current Report on Form 8-K filed on October 26, 2010)

10.3
Second Amendment to Option Agreement dated February 11, 2011 by and between the Company and Desert Discoveries, LLC (Incorporated by reference to the Company's Annual Report on Form 10-K filed on February 15, 2011).

10.6
Third Amendment to Option Agreement dated June 9, 2011, by and between the Company and Desert Discoveries, LLC (Incorporated by reference to the Company's Quarterly Report on Form 10-Q filed on June 20, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2011	AMERICAN LIBERTY PETROLEUM CORP.

	By:	/s/ Alvaro Vollmers
President